UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2008 (July 21, 2008)

MAKO Surgical Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Davie Road Fort Lauderdale, Florida	33317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 927-2044

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 21, 2008, MAKO Surgical Corp. (the “Company”) and Steven J. Nunes, the Company’s Senior Vice President of Sales and Marketing, entered into an amendment (the “Amendment”) to Mr. Nunes’ employment agreement dated as of May 15, 2006, as amended, to provide for the establishment of a cash bonus plan for 2008 for the benefit of Mr. Nunes (hereinafter, the “2008 Nunes Bonus Plan”).

Mr. Nunes will be eligible for an award under the 2008 Nunes Bonus Plan if the Company attains a minimum of eighty percent (80%) of the sales-related performance goals set forth on the Company’s 2008 Metrics Scorecard (the “Scorecard”). Such performance goals are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2008 (the “April 29 Form 8-K”).

In the event that the minimum percentage of such performance goals is achieved, the minimum and maximum amounts payable to Mr. Nunes pursuant to the 2008 Nunes Bonus Plan are $80,000 and $100,000, respectively. Calculation of the actual amount of the award to be distributed to Mr. Nunes under the 2008 Nunes Bonus Plan will be based on a point system derived from weighting the sales-related performance goals set forth on the Scorecard. Under the terms of the 2008 Nunes Bonus Plan, if certain goals are met, Mr. Nunes will also be eligible to receive a grant of Forty Thousand (40,000) incentive stock options to purchase shares of the Company’s common stock pursuant to its 2008 Omnibus Incentive Plan.

Any bonus award distributed to Mr. Nunes under the 2008 Nunes Bonus Plan will be in addition to any cash bonus that Mr. Nunes is eligible to earn under the Company’s 2008 Leadership Cash Bonus Plan, a description of which was attached as Exhibit 10.2 to the April 29 Form 8-K. A copy of the 2008 Leadership Cash Bonus Plan, which was previously approved and adopted by the Compensation Committee of the Company’s Board of Directors and reduced to writing as of July 21, 2008, is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

The foregoing description of the terms and conditions of the 2008 Nunes Bonus Plan is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	MAKO Surgical Corp. 2008 Leadership Cash Bonus Plan

10.2	Second Amendment to Employment Agreement between MAKO Surgical Corp. and Steven J. Nunes, effective as of July 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.
Date: July 25, 2008	By:	/s/ Menashe R. Frank

Menashe R. Frank, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	MAKO Surgical Corp. 2008 Leadership Cash Bonus Plan

10.2	Second Amendment to Employment Agreement between MAKO Surgical Corp. and Steven J. Nunes, effective as of July 21, 2008